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                          Kramer, Levin, Naftalis & Frankel
                                   919 Third Avenue
                              New York, N.Y. 10022-3852
                                    (212) 715-9100



                                                 October 30, 1996


Stone Bridge Funds, Inc.
Two Portland Square
Portland, Maine 04101

              Re:  STONE BRIDGE FUNDS, INC.

Dear Gentlemen:

              We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 8 to Registration Statement on Form N-1A.


                                                 Very truly yours


                                                 /s/ Kramer, Levin
                                                    Naftalis & Frankel